CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of PACEL CORP. (the "Company") of our report dated, March 28, 2001 on the financial statements of the Company, which report appears in the Company's Annual Report filed on Form 10-KSB (File No. 001-15647) filed with the Securities and Exchange Commission.

                                                   /s/ Peter C. Cosmas Co., CPAs
                                                     ---------------------------
                                                     PETER C. COSMAS CO., CPAs




New York, New York
October, 2001